MARCH 18, 1999

                      DELAWARE POOLED TRUST, INC.
                       THE CORE EQUITY PORTFOLIO

                     SUPPLEMENT TO THE PROSPECTUS


  Francis X. Morris has replaced George H. Burwell as portfolio manager of The Core Equity Portfolio. Mr. Morris received a bachelor's degree at Providence College and an MBA degree at Widener University. He joined Delaware Investments in 1997. He previously served as vice president and director of equity research at PNC Asset Management. He is president of the Financial Analysis Society of Philadelphia and is a member of the Association of Investment Management and Research and the National Association of Petroleum Investment Analysts.